UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 6, 2019

Cue Biopharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38327	47-3324577
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21 Erie St., Cambridge, MA		02139
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code): (617) 949-2680

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CUE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02 Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 6, 2019, the stockholders of Cue Biopharma, Inc. (the “Company”) approved Amendment No. 1 to the Cue Biopharma, Inc. 2016 Omnibus Incentive Plan (the “Omnibus Plan Amendment”). A description of the terms and conditions of the Omnibus Plan Amendment is set forth in the Company’s Proxy Statement for the 2019 Annual Meeting of Stockholders of the Company as filed with the Securities and Exchange Commission on June 18, 2019 (the “2019 Proxy Statement”) under the heading “Proposal 3—Approval of Amendment No. 1 to 2016 Cue Biopharma, Inc. Omnibus Incentive Plan”, which description is incorporated by reference herein. This summary is qualified in its entirety by the full text of the Omnibus Plan Amendment set forth in Appendix B to the 2019 Proxy Statement, which is also incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”) on August 6, 2019. The certified results of the matters voted upon at the Annual Meeting, which are more fully described in the 2019 Proxy Statement, are as follows:

The Company’s stockholders elected the nine directors nominated by the Board of Directors to serve until the next annual meeting of stockholders and the election of their successors, with votes cast as follows:

	For	Withheld	Broker Non-Votes
Daniel R. Passeri	4,129,007	732,811	11,584,212
Anthony DiGiandomenico	4,566,889	294,929	11,584,212
Frederick Driscoll	3,132,386	1,729,432	11,584,212
Cameron Gray	4,574,974	286,844	11,584,212
Peter A. Kiener	2,961,399	1,900,419	11,584,212
Christopher Marlett	4,574,040	287,778	11,584,212
Steven McKnight	4,434,270	427,548	11,584,212
Frank Morich	4,760,929	100,889	11,584,212
Barry Simon	3,196,397	1,665,421	11,584,212

The Company’s stockholders did not approve an amendment to the Company’s Certificate of Incorporation to establish a classified Board of Directors initially consisting of nine members to be divided into three classes, with votes cast as follows:

For	Against	Abstain	Broker Non-Votes
3,027,665	1,829,701	4,452	11,584,212

The Company’s stockholders approved Amendment No. 1 to the Cue Biopharma, Inc. 2016 Omnibus Incentive Plan, which increases the number of shares that may be issued pursuant to incentive stock options thereunder, with votes cast as follow:

For	Against	Abstain	Broker Non-Votes
2,892,342	1,958,658	10,818	11,584,212

The Company’s stockholders ratified the appointment of RSM US LLP by the Audit Committee of the Board of Directors as the Company’s independent registered public accounting firm for 2019, with votes cast as follow:

For	Against	Abstain	Broker Non-Votes
16,390,371	5,055	50,604	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cue Biopharma, Inc.

Date: August 6, 2019	By:	/s/ Daniel R. Passeri
	Name:	Daniel R. Passeri
	Title:	Chief Executive Officer